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                                                                Exhibit 10.81


                           PCG STOCK PLEDGE AGREEMENT
                           --------------------------
     PLEDGE AGREEMENT dated as of June 15, 1994 by and among PARTECH HOLDINGS CORPORATION, a Delaware corporation, with principal offices at 3366
Riverside Drive, Suite  200,  Columbus,  Ohio   43221  (the  "Company"  or  the
"Pledgor"); PARTECH COMMUNICATIONS GROUP, INC., a Nevada corporation, with principal offices at 3366 Riverside Drive, Suite 200, Columbus, Ohio 43221 ("PCG"); the purchasers of the Company's 6% Secured Notes (the "Notes") listed on Schedule A hereto (each, a "Pledgee"; collectively, the "Pledgees"); and KELLEY DRYE & WARREN ("KDW") as representative of the Pledgees, solely for the limited purpose of holding the Pledged Securities as further described herein.

     THE TERMS AND CONDITIONS of this Agreement are as follows:
     1.   THE PLEDGED SECURITIES.   The property subject to this  Agreement
(referred to collectively hereinafter as either the "Pledged Securities" or the "collateral") is:
          (a)  The securities identified in Schedule B hereto; and
          (b)  All proceeds of any of the foregoing.
     2.   DELIVERY AND PLEDGE.
          (a) The Pledgor has previously delivered or is delivering herewith to KDW the Pledged Securities identified in Schedule B hereto, together with stock powers duly endorsed in blank (Pledgor shall deliver four (4) executed stock powers duly endorsed in blank, with signature guaranteed). All Pledged Securities shall be held in pledge in accordance with the terms of this Agreement as security for the payment and performance of all of (i) the Company's obligations and agreements now existing or hereafter arising under the Subscription Agreement (in the form attached hereto as Exhibit Y) between the Company and each of the parties listed




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on Schedule A hereto and (ii) the Notes issued by the Company.   The
obligations and agreements referred to herein are hereinafter collectively referred to as the "Obligations." Each purchaser of a Note from the Company shall execute a counterpart of the signature page to this Agreement and by such signature shall become a party hereto, as a Pledgee, and shall be entitled to the rights and preferences afforded a Pledgee hereunder. The rights and preferences of each Pledgee shall be equal and ratable based upon the principal amount of such Pledgee's Note as compared to all Notes outstanding.
        (b) Pledgor hereby grant to the Pledgees a possessory lien and a security interest in the Pledged Securities pursuant to the Uniform Commercial Code as in effect in the State of New York from time to time (the "UCC") for
the security purposes hereinabove stated.   The Pledgor covenants and agrees
that it will maintain and preserve the lien of the pledge hereunder as a first lien on the Pledged Securities, and the interest of the Pledgees therein, against the claims and demands of all persons who may claim the same.
        (c) Subject to the actual exercise by Pledgor of its right in respect of the Pledged Securities as permitted by the terms of this Agreement, Pledgee shall have and may exercise all rights of a pledgee with respect to the Pledged Securities, provided, however, that the Pledgees may not register the Pledged Securities in their name or in the name of their nominee or nominees, as pledgees, unless a default occurs in accordance with Section 6 hereof.
     3. VOTING RIGHTS. Pledgor shall have the right to vote the Pledged Securities until a foreclosure on the Pledged Securities pursuant to Section 8 of this Agreement.
     4. REPRESENTATION AND WARRANTIES OF THE PLEDGOR. The Pledgor hereby makes the


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following representations and warranties with respect to the Pledged
Securities, all of which shall survive so long as the Company has any obligation under the Notes.
          (a)  The  Pledgor has  good and  marketable  title to  all  of the
Pledged Securities as sole owner thereof, free and clear of all liens, charges and encumbrances whatsoever, and full power and lawful authority to pledge the same hereunder, free and clear of any other pledge, assignment, lien, charge or encumbrance.
          (b)  None of the Pledged  Securities is subject to any  prohibition
against encumbering,   pledging,  hypothecating   or,  subject   to  Federal
Communications Commission ("FCC") consent, assigning or otherwise transferring the same or requires notice or consent in connection therewith.
          (c) The Pledgor has full power and authority to execute, deliver and perform its obligations under this Pledge Agreement and to pledge the collateral in accordance with the terms hereof. This Pledge Agreement has been duly executed and delivered by Pledgor and constitutes the legal, valid and binding agreement of Pledgor.
          (d) This Pledge Agreement creates a valid first lien and perfected security interest in the collateral.
     5.   COVENANTS OF PLEDGOR.
          (a) The Pledgor hereby covenants and agrees that for so long as this Pledge Agreement shall remain in force and effect, it will not sell, convey or dispose of any of the collateral or any interest therein, or create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or other security interest whatsoever with respect to any of the collateral.





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          (b)  The Pledgor  hereby  covenants  and  agrees  to  defend  each of the Pledgees' respective right, title and security interest in and to the collateral against the claims of any person, firm, corporation or other entity.
          (c) The Pledgor hereby covenants and agrees to immediately take all action necessary, at the direction of the Pledgees, or their counsel (including, without limitation, using its best efforts to ensure that PCG's transfer agent effects a registered transfer to each of the respective Pledgees of all securities which constitute a part of the collateral), to transfer such securities to the respective Pledgee's name after the occurrence of any event of default described in Section 7 hereof.
          (d) The Pledgor hereby covenants and agrees to indemnify and hold the Pledgees harmless if the securities which constitute part of the collateral are not promptly re-registered in the name of the requesting Pledgee upon such Pledgee's request after the occurrence of any event of default described in Section 7 hereof.
     6.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR AND PCG.
          (a) Pledgor and PCG hereby represent and warrant that PCG is, and hereby covenant and agree that they shall cause PCG to continue to be, the owner of all of the capital stock of each subsidiary of the Company that holds an FCC license.
          (b) The Pledgor and PCG hereby covenant and agree to take all action to permit for the foreclosure upon any or all of the Pledged Securities, the transfer of such securities to the respective Pledgee's name and any subsequent sale thereof by such Pledgee after the occurrence of any event of default described in Section 7 hereof which action may be





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necessary or  advisable (and within  their power to  so do) pursuant  to any federal, state or local communications statute, law, rule or regulation.
     7.   EVENTS OF  DEFAULT.   Any of  the following  shall constitute  an
Event  of Default under this Agreement:
          (a)  A default under any of the Notes;
          (b) If the Pledgor fails to perform or observe any term, covenant or agreement on its part to be performed or observed contained in this Agreement;
          (c) If the Pledgor attempts to sell or otherwise transfer any of the Pledged Securities or permit any of the Pledged Securities to become subject to any pledge, assignment, lien, charge or encumbrance other than the pledge under this Agreement.
     8. REMEDIES ON DEFAULT. In the event that an Event of Default, as defined above, shall have occurred, each Pledgee shall have the right to foreclose upon such Pledgee's pro rata share or any part thereof of the Pledged Securities and shall become the owner of such number of shares of PCG's capital stock as shall equal the total amount of shares due the Pledgee hereunder in accord with the terms of this Section 8. Pledgee shall promptly notify the Pledgor of its election to foreclose. Each Pledgee may exercise its rights hereunder in whole or in part at such Pledgee's discretion. Further, in addition to the foregoing and in no way limiting the foregoing, with respect to the Pledged Securities, each Pledgee shall also have the rights and remedies of a secured party under the Uniform
Commercial Code as in effect in the State of New York as of the date thereof; provided that, prior to such time all voting rights associated with the Collateral shall remain with the Pledgor.





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     Each Pledgee's right to foreclose on Pledged Securities shall be limited to the pro rata portion of the Pledged Securities which are allocated to such Pledgee in accordance with the following sentence. Pledged Securities shall be allocated based upon the percentage of Notes held by such Pledgee as compared to the total Notes outstanding. Upon the payment of a Note, or portion thereof, the remaining Pledged Securities allocated with respect to the Pledgee of such Note shall remain allocated to the Pledgee of such Note, with respect to any remaining Notes, or portions thereof, still held by
such Pledgee.   Upon the  satisfaction in full  of all Notes held by such
Pledgee, any Pledged Securities which remain allocated to such Pledgee shall be redistributed among the remaining Pledgees on a pro rata basis of the amount of Notes held by each of such remaining Pledgees as compared to the remaining Notes outstanding at the time of such redistribution. For purposes of calculations hereunder, Notes held by the Company shall not be considered outstanding, nor shall such Notes be entitled to the benefits of the pledge hereunder.
     Neither the Pledgor nor anyone claiming through or under it, including its successors and assigns, shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, redemption or other law now or hereafter in force, in order to prevent, delay or otherwise hinder the enforcement of the lien and pledge hereunder, or the absolute sale or other disposition of the Pledged Securities or the final and absolute delivery into possession thereof of the purchaser or purchasers
or other transferees thereof.   The Pledgor, for  itself and all who may  claim
through or under it, including its heirs, legal representatives, successors and assigns, hereby waives the benefit of all such laws and hereby waives all right of appraisement





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and  redemption to which it or any of them may be entitled under any state or federal law and any and all right to have the Pledged Securities or any part thereof marshalled upon any foreclosure, sale or other enforcement thereof.
     All rights, remedies and powers conferred upon the Pledgees by this Agreement shall, to the extent not prohibited by law, be deemed cumulative and not exclusive of any thereof or of any other rights, remedies and powers available to the Pledgees under the UCC or otherwise at law or in equity for enforcement of this Agreement, the Notes or any of the other Obligations.
     To the extent this Agreement modifies certain remedies or provides remedies which conflict with remedies provided by the UCC, this Agreement shall control to the maximum extent provided by law. The Pledgor hereby expressly waives any rights under the UCC which would limit the provisions of
any part of this Agreement.   The Pledgor hereby agrees and  acknowledges that
the rights and remedies provided herein or hereby to the Pledgees are fair, reasonable and equitable in all respects. No delay or omission of a Pledgee to exercise any right, remedy or power accruing upon any default shall impair any such right, remedy  or power, or shall be  construed to be a waiver
of any such  default or acquiescence therein.   Every right,  remedy and power
conferred hereby may be exercised from time  to time and as often as a  Pledgee
shall  deem expedient.   No  waiver  of any  default shall  extend to  or
affect any subsequent default or impair any  right, remedy or power available
to such Pledgee or any other Pledgee.   No single or partial exercise  of any
right, remedy or power by any Pledgee shall preclude other or further exercises thereof by such Pledgee or any other Pledgee.
     The Pledgor agrees that, in connection with any action or proceeding arising out of or





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relating to the Notes, this Agreement or the Pledged Securities:
          (a) The Pledgor waives the right to trial by jury and all defenses and right to interpose any setoff or counterclaim of any nature, except and only to the extent such defense pertains to the existence of an Event of Default;
          (b) The Pledgor consents to the jurisdiction of any court of the State of New York and of any federal court located in New York;
          (c) The Pledgor waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, as Pledgee may elect, by certified mail directed to Pledgor at its address for notice provided for in Section 20 hereof or, in the alternative, in any other form or manner permitted by law; and
          (d) The Pledgor agrees that all of the Pledged Securities constitute equal security for all of the Notes, and agree that the Pledgees shall be entitled to sell or otherwise deal with any or all of the Pledged Securities, in any order or simultaneously as Pledgee shall determine in its sole discretion, as provided in this Section 8, free of any requirement for the marshalling of assets or other restrictions upon such Pledgee in dealing with the Pledged Securities except as otherwise expressly provided in this Section 8.
     9.   KDW  AS REPRESENTATIVE.    Upon the  election by  one or  more
Pledgees to foreclose upon Pledged Securities hereunder, such Pledgee(s) shall notify KDW of such election simultaneously with its notice to the Company and the Pledgor in accordance with the provisions of Section 8
hereof.   As soon as  practicable after receipt of such notice, KDW will deliver to





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PCG's  transfer  agent  at  the  address  provided  on  Schedule  B sufficient share certificates and stock powers executed by the Pledgor, previously delivered to KDW hereunder, with respect to the shares to be foreclosed upon hereunder, subject to the limitations provided in Section 8 hereof, with a notice that such documents are being delivered by KDW merely as an agent for one or more Pledgees under this Pledge Agreement, with instructions to cause certificates evidencing the shares not foreclosed upon to be issued
in the  name of the Pledgor  and returned to KDW.   KDW shall continue to hold
the certificates  returned to it in accordance with the  terms of this
Agreement.
     All additional instructions to the transfer agent, with respect to foreclosed shares, shall come from either PCG or the respective Pledgee(s).
KDW is acting as  a depositary of the  Pledged Securities for the benefit  of
the Pledgees.   Neither KDW nor any Pledgee  shall have the power  to act for or give instructions on behalf of any Pledgee hereunder other than itself. Neither KDW nor any Pledgee shall assume any duty on behalf of any Pledgee nor shall they be deemed to have any such duty absent a written agreement signed by KDW and/or such Pledgee agreeing to accept such duty. KDW shall not be responsible for any act or failure to act by any party other than KDW. KDW shall not be responsible for any act or failure to act on its part or on the part of its agents or employees except in the case of its own willful malfeasance or gross negligence. Without limiting the foregoing, KDW shall be under no duty to investigate a claim by any Pledgee, the Company, PCG or PCG's transfer agent and shall incur no liability for distributing shares to PCG's transfer agent, the Pledgor, the Company or a Pledgee upon a request
to  do so.   KDW may  act or refrain from acting hereunder with respect





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to any matter referred to herein upon the advice of counsel.
     10.  DURATION OF THE PLEDGE AND REASSIGNMENT TO PLEDGOR.
          (a) This Agreement and the pledge hereunder shall remain in full force and effect until the date on which all of the Pledgor's Obligations are satisfied. Upon such satisfaction, all remaining Pledged Securities shall be returned to PCG for distribution to the Pledgor and this Agreement shall terminate.
          (b) To the extent that the proceeds of the Pledged Securities in accordance with Section 8 reduce the principal due under such Notes (after payment of interest, costs and other obligations due under the Notes or hereunder), the respective Pledgee(s) shall assign, without recourse, the respective Note(s) or portion(s) thereof to Pledgor, subject to Pledgor's agreement to subordinate its Notes to all other outstanding
Note  Obligations of the Company.   Notes held by the Pledgor  hereunder shall
not be entitled to the benefits of the Pledge hereunder. The respective Pledgee(s) shall execute such assignments and other instruments as may be reasonably requested by the Pledgor to implement such assignment of the Note(s) to the Pledgor.
     11.  TRANSFER OF  PLEDGE AGREEMENT.   The parties hereto hereby  agree
that each of the respective Pledgees may transfer in whole or in part their respective rights, title and interest under and pursuant to this Pledge Agreement to any other individuals or entities without notice to the Pledgor; upon any such transfer, all of the terms, conditions and covenants herein shall enure to the benefit of and be binding upon such transferees. Upon any such transfer, all of the rights to the collateral of such Pledgee shall be transferred to such transferees.
     12. AUTHORIZATION. All corporate action on the part of the Company, PCG and their





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respective  officers, directors  and stockholders  necessary  for the authorization, execution and  delivery of this Agreement and the performance by the Company and PCG of their respective obligations hereunder has been duly taken. This Agreement, when executed and delivered by the Company, shall constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms.
     13.  COMPLIANCE  WITH OTHER  INSTRUMENTS.   Neither  the Company  nor PCG
is in violation of any provision of (a) their respective Certificates of Incorporation or By-Laws, as presently in effect, (b) any material agreement, or (c) any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company or PCG, as the case may be, the violation of which would have a material and adverse effect on the Company or PCG, as the case may be, or the transactions contemplated
hereby.   The Company's and PCG's respective  execution and delivery of  this
Agreement and their consummation of the transactions contemplated hereby will not result in any such violation or conflict with, constitute a default or require any consent under (a), (b) or (c) above, or result in the creation of any lien, charge or encumbrance on any of their respective properties or assets as contemplated herein.
     14.  ADDITIONAL COVENANTS  OF THE  COMPANY.   The Company  hereby
covenants  and agrees to  immediately take all  action necessary,  at the
direction of  any of  the Pledgees, to  transfer   the Pledged  Securities,
subject to the limitation of the number of shares allocated to such Pledgee(s) under Section 8 hereof, to or upon the order of such Pledgee(s) after the occurrence of a default hereunder (including, without limitation, using its best efforts to ensure





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that PCG's transfer agent  effects a registered transfer to or upon the order of each such Pledgee that number of shares of PCG's capital stock calculated in accordance with Section 8 hereof which each such Pledgee is entitled to receive upon an Event of Default hereunder.
     15.  INDEMNIFICATION.
          (a) The Company hereby agrees to indemnify and hold harmless each Pledgee and each of the Pledgee's stockholders, directors, officers, partners and agents and each of their respective heirs, executors, administrators, successors and assigns, from any loss, claim, damage, cost, lawsuit, attorney's and accountant's fees, deficiency, assessment, administrative order, fine, penalty, action, proceeding, judgment or expense, including in all cases the reasonable fees and expenses of counsel, resulting from or by reason of (a) any inaccuracy in any of the representations, or breach of the warranties made by the Company in this Agreement or in connection with this Agreement in any document executed and/or delivered by or on behalf of the Company and (b) any failure of the Company to perform any covenant or agreement set forth in this Agreement.
          (b) PCG hereby agrees to indemnify and hold harmless each of the Pledgees and each of the Pledgees' stockholders, directors, officers, partners and agents and each of their respective heirs, executors, administrators, successors and assigns, from any loss, claim, damage, cost, lawsuit, attorney's and accountant's fees, deficiency, assessment, administrative order, fine, penalty, action, proceeding, judgment or expense, including in all cases, the reasonable fees and expenses of counsel, resulting from or by reason of (a) any inaccuracy in any of the representations, or breach of the warranties made by PCG in this Agreement or in





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connection with  this Agreement in  any document executed  and or delivered  by or on behalf of PCG and (b) any failure of PCG to perform any covenant or agreement set forth in this Agreement.
          (c)  Each  Pledgee  hereby  agrees  to  indemnify  and  hold harmless the Company, PCG and their respective stockholders, directors, officers, partners and agents and each of their respective heirs, executors, administrators, successors and assigns, from any loss, claim, damage, cost, lawsuit, attorney's and accountant's fees, deficiency, assessment,
administrative    order,  fine,   penalty,  action, proceeding,  judgment or
expense, including in all cases the reasonable fees and expenses of counsel, resulting from or by reason of (a) any inaccuracy in any of the representations, or breach of the warranties made by such Pledgee in this Agreement or in connection with this Agreement in any document executed and or delivered by such Pledgee and (b) any failure of such Pledgee to perform any covenant or agreement set forth in this Agreement.
          (d) The Company, PCG and each of the Pledgees hereby agree to indemnify and hold harmless KDW and its partners and agents and each of their respective heirs, executors, administrators, successors and assigns, from any loss, claim, damage, cost, lawsuit, attorney's and accountant's fees, deficiency, assessment, administrative order, fine, penalty, action, proceeding, judgment or expense, including in all cases the reasonable fees and expenses of counsel, resulting from or by reason of KDW's holding of the Pledged Securities other than claims resulting from KDW's willful malfeasance or gross negligence.
     16. EXPENSES OF THE INVESTOR. All reasonable expenses incurred by any Pledgee in





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connection  with the  exercise  by  such Pledgee  of  any  of its  respective rights hereunder,  including, without  limitation,  any attorney  fee,
brokerage fees,  and commissions in  connection  with any  sale  of   the
collateral hereunder shall be promptly paid by the Company upon demand made by such Pledgee.
     17.  REMEDIES.   Each right,  power and  remedy provided  for herein  or
now or hereafter existing at law, in equity, by statute or otherwise, shall be cumulative, and the exercise or forbearance of exercise by any party of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by such party of any or all of such other rights, powers or remedies, nor shall any failure to enforce any of such rights, powers or remedies be deemed to constitute a waiver thereof.
     18.  FURTHER ASSURANCES.   The Company and PCG shall  at any time and
from time to time upon the written request of any Pledgee, execute and deliver such further documents, including without limitation, representation letters, and do such further acts and things as such Pledgee(s) may reasonably request in order to effectuate the purposes of this Agreement and in order to create, preserve and perfect the interest granted pursuant hereto or to enable such Pledgee(s) to enforce its/their rights hereunder.
     The Pledgor hereby agrees to give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or reasonably desirable (in the judgment of  any Pledgee  or its counsel) to  create, preserve,  perfect or
validate any  security   interest granted pursuant hereto or to enable the
Pledgees or any one of them to exercise and enforce their rights hereunder with respect to such security interest.





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     19.  AMENDMENTS; WAIVER; CONSENT.   No amendment  or waiver of any
provision of this Agreement, nor consent to any departure by the Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by each Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
     20. NOTICES. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally (with delivery confirmed by receipt signed by the recipient) or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication with delivery
confirmed.   Notices  shall  be  deemed  to have  been received on  the date of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. Notices shall be sent to the addresses set forth on Schedule C.
     21.  GOVERNING LAW.   THIS AGREEMENT  AND ALL DOCUMENTS  DELIVERED IN
CONNECTION THEREWITH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE RULES OF CONFLICTS OF LAW.
     22.  BINDING EFFECT.   This Agreement  shall be binding  upon and  inure
to  the benefit





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of the parties hereto  and their respective heirs, legal  representatives, successors and assigns, except that the Pledgor shall not have the right to assign any rights hereunder without the prior written consent of all Pledgees.
     23. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     24.  SEVERABILITY OF  PROVISIONS.    Any provision  of  this Agreement
that  is prohibited or  unenforceable in any jurisdiction  shall, as to  such
jurisdiction, be ineffective  to   the  extent  of   such  prohibition  or
unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provisions in any other jurisdiction.
     25.  HEADINGS.   The headings preceding the text  of this Agreement are
inserted solely  for  convenience of  reference   and  shall  not constitute  a
part  of this Agreement nor affect its meaning, construction or effect.
     IN WITNESS WHEREOF, and in consideration of the agreements contained herein and intending to be legally bound hereby, Pledgees hereby execute this Agreement, and Pledgor, PCG and KDW as Representative have caused this Agreement to be executed by their respective officers or partners thereunto duly authorized, as of the date first above written.
                                   PARTECH HOLDINGS CORPORATION,
                                     as Pledgor and as the Company


                                   By:
                                      _________________________________________
                                      Name: John E. Rayl
                                      Title: President and Chief
                                             Executive Officer

                                   PARTECH  COMMUNICATIONS  GROUP,
                                     INC.

                                   By:
                                      _________________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                   KELLEY DRYE & WARREN,
                                     as Representatives of the Pledgees

                                   By:
                                      _________________________________________
                                      Name: Lawrence B. Fisher
                                      Title: Partner

                                   Pledgees:

                                   GENERATION CAPITAL ASSOCIATES


                                   By:
                                      _________________________________________
                                      Name: Frank Hart
                                      Title: General Partner


                                      __________________________________________
                                      Name: Peter Prescott


                                   JULES and AMOS SWIMMER, joint tenants


                                   By:
                                      _________________________________________
                                      Name: Jules Swimmer


                                      __________________________________________
                                      Name: Jules Swimmer

                                   RSH PARTNERS


                                   By:
                                      _________________________________________
                                      Name: Horace Hertz
                                      Title: General Partner


                                   TGR VENTURES, INC.


                                   By:
                                      _________________________________________
                                      Name:
                                      Title:


                                   ________________________________


                                   By:
                                      _________________________________________
                                      Name:
                                      Title:


                                   ________________________________


                                   By:
                                      _________________________________________
                                      Name:
                                      Title:


                                   ________________________________


                                   By:
                                      _________________________________________
                                      Name:
                                      Title:

                                   Schedule A
                                   ----------
                  Partech Holdings Corporation - Investor List
                  --------------------------------------------


                                                    Note
                                                  --------
1.  Generation Capital Associates                 $300,000
    Attn:  Mr. Frank Hart
    617 West End Avenue
    New York, NY  10024
    Tel:  (212) 787-5541
    Fax:  (212) 496-6292

2.  Peter Prescott                                 $25,000
    27341 Vista Azul
    Capistrano Beach, CA  92624
    Tel:
    Fax:

3.  Jules and Amos Swimmer                         $20,000
    Joint Tenants
    901 Dove Street, Suite 230
    Newport Beach, CA  92660
    Tel:
    Fax:

4.  Jules Swimmer                                  $15,000
    901 Dove Street, Suite 230
    Newport Beach, CA  92660
    Tel:
    Fax:

5.  RSH Partners                                   $10,000
    Attn: Mr. Horace Hertz
    Park Place Tower
    3333 Michaelson Drive, Suite 550
    Irvine, CA  92715
    Tel:
    Fax:

6.  TGR Ventures, Inc.                            $ 10,000





7.                                                $





8.                                                $





9.                                                $





10.                                               $

                                   Schedule B
                                   ----------


                   Partech Holdings Corporation  1,000 Shares




          All shares are shares of capital stock of Partech Communications Group, Inc., $.01 par value per share.

                                   Schedule C
                                   ----------

                             ADDRESSES FOR NOTICES
                             ---------------------
To the Pledgor:

          Partech Holdings Corporation
          3366 Riverside Drive
          Suite 200
          Columbus, Ohio  43221
          Attn: Mr. John Rayl
          Telephone:  (614) 538-0660
          Facsimile:  (614) 538-0670


To PCG:

          Partech Communications Group, Inc.
          3366 Riverside Drive
          Suite 200
          Columbus, Ohio  43221
          Attn: Mr. John Rayl
          Telephone:  (614) 538-0660
          Facsimile:  (614) 538-0670


To the Investors:

          To each Investor at the address
          provided in Schedule A hereto

          With a copy to:

          Kelley Drye & Warren
          101 Park Avenue
          New York, NY  10178
          Attn:  Lawrence B. Fisher
          Telephone:  (212) 808-7800
          Facsimile:  (212) 808-7898

                     and

          Horowitz, Cutler & Beam
          2 Venture Plaza, Suite 380
          Irvine, CA  92718
          Attn:  M. Richard Cutler
          Telephone:  (714) 453-0300
          Facsimile:  (714) 453-9416


To KDW:

          Kelley Drye & Warren
          101 Park Avenue
          New York, NY  10178
          Attn:  Deborah Saltzman
          Telephone:  (212) 808-7507
          Facsimile:  (212) 808-7897